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                        Prudential High Yield Fund, Inc.
                        Supplement dated June 1, 1999 to
            Statement of Additional Information dated March 3, 1999

Description of the Fund, its Investments and Risks--Securities of Foreign
Issuers

    At a meeting of the Fund's Board of Directors held on May 25, 1999, the Directors voted to authorize the Fund to invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers. See "Other Investments--Foreign Government Fixed Income Securities" in the Prospectus dated March 3, 1999.

MF110C1